SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 3, 1998
                                                 ------------


                       METROPOLITAN HEALTH NETWORKS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



         Florida                      0-28456                    65-0635748
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(State or other jurisdiction        (Commission File          (IRS Employer
 or incorporation)                       Number)            Identification No.)



               5100 Town Center Circle, Boca Raton, Florida 33486
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (561) 416-9484
                                                   --------------


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          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets
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         On June 3, 1998, Metropolitan Health Networks, Inc. (the "Registrant"
or the "Company") determined that it was probable that the assets and operations relating to two physician practices located in North Miami Beach, Florida, owned by Primedica Healthcare, Inc. would not be conveyed to Trident Medical Concepts, Inc. ("Trident") and would remain in the ownership of the Company. The Company and Trident had executed a merger in February, 1998, which was subsequently unwound in May, 1998. Since Trident was unable to obtain a release of the Company's obligations under the terms of the purchase agreement, the Company considered its acquisition of the assets and operations to have been consummated and notified Trident of its intent not to convey the assets purchased.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(a) and (b) Financial Statements and Pro Forma Financial Information.
            --------------------------------------------------------

         As of the date of filing of the Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements and Pro Forma Financial Information that may be required by this Item 7. In accordance with the Item 7(a)(4) of Form 8-K, such unaudited financial statements shall be filed by amendment to this Form 8-K, if it is determined that such financial statements are necessary, no later than 60 days after June 3, 1998, the date hereof.


  (c)             Exhibits.
                  --------

                  None

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           METROPOLITAN HEALTH NETWORKS, INC.


                                           By:/s/ Donald B. Cohen
                                              --------------------------------
                                              Donald B. Cohen
                                              Executive Vice President and
                                              Chief Financial Officer

Dated:  June 16, 1998



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